UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant  ☐                             Filed by a Party other than the Registrant  ☒

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

TICC CAPITAL CORP.

(Name of Registrant as Specified In Its Charter)

TPG Specialty Lending, Inc.

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	Fee not required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

TPG Specialty Lending, Inc. (“TSLX”) has filed a definitive proxy statement with the Securities and Exchange Commission and an accompanying GOLD proxy card to be used to solicit votes against TICC Capital Corp.’s (the “Company”) proposal to approve a new advisory agreement between the Company and TICC Management, LLC, to take effect upon a change of control of TICC Management, LLC, and certain related proposals, at a special meeting of stockholders of the Company scheduled to be held on October 27, 2015.

On October 7, 2015, representatives of TSLX gave a presentation to representatives of Institutional Shareholder Services Inc. (“ISS”) regarding the Company (the “ISS Presentation”). A revised version of the ISS Presentation was submitted to ISS on October 13, 2015, along with additional materials. A copy of the new materials and the revised ISS Presentation are attached hereto.

http://www.tpgspecialtylending.com/ October 2015 The Right and Value Maximizing Choice for TICC Stockholders TPG Specialty Lending Proposal

1
Forward-Looking Statement
Forward-Looking Statements
Information
set
forth
herein
includes
forward-looking
statements.
These
forward-looking
statements
include,
but
are
not
limited
to,
statements
regarding TSLX proposed business combination transaction with TICC Capital Corp. (“TICC”) (including any financing required in connection with the proposed transaction and the benefits, results, effects and timing of a transaction), all statements regarding TPG Specialty Lending, Inc.’s (“TSLX”, or the
“Company”) (and TSLX and TICC’s combined) expected future financial position, results of operations, cash flows, dividends, financing plans, business strategy,
budgets,
capital
expenditures,
competitive
positions,
growth
opportunities,
plans
and
objectives
of
management,
and
statements
containing
the
words such as “anticipate,” “approximate,” “believe,” “plan,” “estimate,” “expect,” “project,” “could,” “would,” “should,” “will,” “intend,” “may,”
“potential,” “upside,” and other similar expressions. Statements set forth herein concerning the business outlook or future economic performance, anticipated profitability, revenues, expenses, dividends or other financial items, and product or services line growth of TSLX (and the combined businesses of TSLX and TICC), together with other statements that are not historical facts, are forward-looking statements that are estimates reflecting the best judgment of TSLX based upon currently available information.
Such forward-looking statements are inherently uncertain, and stockholders and other potential investors must recognize that actual results may differ materially from TSLX’s expectations as a result of a variety of factors, including, without limitation, those discussed below.  Such forward-looking statements are based upon management’s current expectations and include known and unknown risks, uncertainties and other factors, many of which
TSLX is unable to predict or control, that may cause TSLX’s plans with respect to TICC, actual results or performance to differ materially from any plans, future results or performance expressed or implied by such forward-looking statements.  These statements involve risks, uncertainties and other factors discussed below and detailed from time to time in TSLX’s filings with the Securities and Exchange Commission (“SEC”).
Risks and uncertainties related to the proposed transaction include, among others, uncertainty as to whether TSLX will further pursue, enter into or consummate the transaction on the terms set forth in the proposal or on other terms, potential adverse reactions or changes to business relationships resulting from the announcement or completion of the transaction, uncertainties as to the timing of the transaction, adverse effects on TSLX’s stock price resulting from the announcement or consummation of the transaction or any failure to complete the transaction, competitive responses to the announcement or consummation of the transaction, the risk that regulatory or other approvals and any financing required in connection with the consummation
of
the
transaction
are
not
obtained
or
are
obtained
subject
to
terms
and
conditions
that
are
not
anticipated,
costs
and
difficulties
related to
the integration
of
TICC’s
businesses
and
operations
with
TSLX’s
businesses
and
operations,
the
inability
to
obtain,
or
delays
in
obtaining,
cost
savings
and synergies from the transaction, unexpected costs, liabilities, charges or expenses resulting from the transaction, litigation relating to the transaction, the inability to retain key personnel, and any changes in general economic and/or industry specific conditions.
In addition to these factors, other factors that may affect TSLX’s plans, results or stock price are set forth in TSLX’s Annual Report on Form 10-K and in its reports on Forms 10-Q and 8-K.
Many of these factors are beyond TSLX’s control. TSLX cautions investors that any forward-looking statements made by TSLX are not guarantees of future performance.  TSLX disclaims any obligation to update any such factors or to announce publicly the results of any revisions to any of the forward-
looking statements to reflect future events or developments.
TSLX (NYSE)

2
Third Party-Sourced Statements and Information | Proxy Solicitation Information
Third Party-Sourced Statements and Information
Certain statements and information herein have been sourced from third parties. TSLX does not make any representations regarding the accuracy, completeness or timeliness of such third party statements or information. Except as expressly set forth herein, permission to cite such statements or information has neither been sought nor obtained from such third parties.  Any such statements or information should not be viewed as an indication of support
from
such
third
parties
for
the
views
expressed
herein.
All
information
in
this
communication
regarding
TICC,
including
its
businesses,
operations and financial results, was obtained from public sources. While TSLX has no knowledge that any such information is inaccurate or incomplete,
TSLX
has
not
verified
any
of
that
information.
TSLX
reserves
the
right
to
change
any
of
its
opinions
expressed
herein
at
any
time
as
it
deems
appropriate.
TSLX disclaims any obligation to update the data, information or opinions contained herein.
Proxy Solicitation Information
The
information
set
forth
herein
is
provided
for
informational
purposes
only
and
does
not
constitute
an
offer
to
purchase
or
the
solicitation
of
an
offer to
sell any securities.  TSLX has filed with the SEC and mailed to TICC stockholders a definitive proxy statement and accompanying GOLD proxy card to be used
to
solicit
votes
at
a
special
meeting
of
stockholders
of
TICC
scheduled
to
be
held
on
October
27,
2015
against
(a)
approval
of
the
new
advisory
agreement between TICC and TICC Management, LLC (the “Adviser”), to take effect upon a change of control of the Adviser in connection with the entrance
of
the
Adviser
into
a
purchase
agreement
with
an
affiliate
of
Benefit
Street
Partners
L.L.C.
(“BSP”),
pursuant
to
which
BSP
will
acquire
control
of the
Adviser,
(b)
the
election
of
six
directors
nominated
by
TICC’s
board
of
directors,
and
(c)
the
proposal
to
adjourn
the
meeting
if
necessary or
appropriate to solicit additional votes.
TSLX STRONGLY ADVISES ALL STOCKHOLDERS OF TICC TO READ THE TSLX PROXY STATEMENT AND ITS OTHER PROXY MATERIALS AS
THEY BECOME AVAILABLE BECAUSE THEY CONTAIN IMPORTANT INFORMATION. SUCH TSLX PROXY MATERIALS ARE AND WILL
BECOME
AVAILABLE
AT
NO
CHARGE
ON
THE
SEC’S
WEB
SITE
AT
HTTP://WWW.SEC.GOV
AND
AT
TSLX’S
WEBSITE AT
HTTP://WWW.TPGSPECIALTYLENDING.COM.
IN
ADDITION,
TSLX
WILL
PROVIDE
COPIES
OF
THE
PROXY
STATEMENT
WITHOUT
CHARGE
UPON
REQUEST.
REQUESTS
FOR
COPIES
SHOULD
BE
DIRECTED
TO
TSLX’S
PROXY
SOLICITOR
AT
TPG@MACKENZIEPARTNERS.COM.
The participant in the solicitation is TSLX and certain of its directors and executive officers may also be deemed to be participants in the solicitation.  As of the date hereof, TSLX directly beneficially owned 1,633,660 shares of common stock of TICC.
Security holders may obtain information regarding the names, affiliations and interests of TSLX’s directors and executive officers in TSLX’s Annual
Report
on
Form
10-K
for
the
year
ended
December
31,
2014,
which
was
filed
with
the
SEC
on
February
24,
2015,
its
proxy
statement
for
the
2015
Annual
Meeting, which was filed with the SEC on April 10, 2015, and certain of its Current Reports on Form 8-K.  These documents can be obtained free of charge from the sources indicated above.  Additional information regarding the interests of these participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will also be included in any proxy statement and other relevant materials to be filed with the SEC when they become available.
TSLX (NYSE)

3
Response to NexPoint
Analysis
TSLX (NYSE)
Fees and expenses are best benchmarked against returns generated, not based on assets under management
—
Investors would be inclined to pay higher fees if they generated a better total return on their investment net of those fees
TICC
Capital
Corp
(“TICC”)
stockholders
would
have
incurred
31%
(1)
in
total
shareholder
costs
as
a
percentage
of
economic
profit
assuming
NexPoint
Advisors,
L.P.
(“NexPoint”)
fee
structure
had
been
in
place
since
inception
—
This is marginally lower than the historical rate paid by TPG Specialty Lending (“TSLX”) stockholders of
34%
(1)
This modestly higher fee ratio is more than justified when looking at the historical performance of the manager and taking into account TSLX’s active management approach
—
Since commencement of investment activities in July 2011, TSLX has generated a total return of 62.4%
—
Under
the
direction
of
members
of
the
NexPoint
management
team,
Highland
Distressed
Opportunities, a
BDC,
generated
market
price
returns
of
NEGATIVE
57%
(2)
before
it
was
absorbed
into
Highland
Credit
Strategies
Investors would need to consider the fees paid to the manager in conjunction with the confidence they have in the manager’s ability to generate returns
—
NexPoint’s
analysis assumes that they are able to generate the same return for TICC stockholders as TSLX could, but given their respective historical performance, investors should be understandably skeptical
($ in millions)
(1)
See page titled “Fees as a Portion of Total Economics” for supporting calculation
(2)
Supplement Dated April 22, 2009 to the Proxy Statement/Prospectus Dated March 5, 2009 of Highland Distressed Opportunities
Source: Company Filings. Financial data as of Q2 2015

4
Fees as a Portion of Total Economics
TSLX (NYSE)
“Overall,
the
market
does
not
look
at
expenses
in
a
vacuum
and
neither
should
the
TICC
board.”
–
Wells
Fargo
Sept. 22
Economic Profit versus BDC Manager Compensation
For stockholders, it is important to look at fees relative to the returns received by the stockholders
Investors are generally less concerned with high fees as a percentage of assets if attractive returns are passed to the stockholder
TICC has consistently delivered lackluster returns, leading to comparatively outsized fees for themselves
The table below analyzes economic profit versus manager compensation for TSLX, TICC, TICC pro forma as if it had been subject to the fee structure under the BSP proposal, and TICC pro forma as if it had been subject to the fee structure under the NexPoint
proposal
Economic
profit
defined
as
Cumulative
Net
Income
+
Total
Shareholder
Fees
and
Expenses
(1)
TSLX
TICC
TICC under
BSP Fees
(2)
TICC under
NexPoint
Fees
(3)
$ 380
$ 415
$ 415
$ 415
102
128
101
88
27
38
38
38
$129
$166
$140
$127
Memo –
(as % Economic Profit)
Fees
27%
31%
24%
21%
7
9
9
9
34%
40%
34%
31%
($ in millions)
Members of the NexPoint
team oversaw Highland Distressed Opportunities which had a NEGATIVE market return of 57% before it was acquired by
Highland Credit Strategies.  Investors should consider management’s track record of total returns in connection with evaluating fees.
(1)
See pages titled “Reconciliation of Certain Non-GAAP Financial Measures” for a reconciliation to the most recent comparable financial measures calculated and presented in accordance with GAAP.
(2)
Assumes 25% reduction of Cumulative Investment Advisory Fees Paid (illustrating management fee reduction from 2.0% to 1.5% of AUM), holding economic profit constant
(3)
Assumes 38% reduction of Cumulative Investment Advisory Fees Paid (illustrating management fee reduction from 2.0% to 1.25% of AUM), holding economic profit constant
Source: Wells Fargo Research Report, Company Filings. Financial data as of Q2 2015

5
Reconciliation of Certain Non-GAAP Financial Measures (1/2)
•
Total economics of your investment, as set forth in this presentation, may be considered a non-GAAP financial measure. TSLX provides this information
to
stockholders
because
TSLX
believes
it
enhances
stockholders’
understanding
of
the
relative
costs
stockholder
bear
in
relation
to
the
assets generated by operations of TSLX, TICC, TICC pro forma as if it had been subject to the fee structure in the BSP proposal, and TICC pro forma as
if
it
had
been
subject
to
the
fee
structure
in
the
NexPoint
proposal,
respectively.
Non-GAAP
financial
measures
should
not
be
considered in
isolation
from,
or
as
a
substitute
for,
financial
information
presented
in
compliance
with
GAAP,
and
non-GAAP
financial
measures
as
used
by
TSLX
may not be comparable to similarly titled amounts used by other companies.
•
Economic Profit = Increase in Net Assets Resulting from Operations + Total Shareholder Fees and Expenses
•
The table below illustrates a reconciliation of the increase in net assets resulting from operations over the years TSLX and TICC (on the next page)
had operations to the ratio of shareholder fees and expenses to economic profit, with the table on the following page presenting the same information
for
TICC
on
a
pro
forma
basis
as
if
it
had
been
subject
to
the
fee
structure
under
the
BSP
proposal
and
pro
forma
as
if
it
had
been
subject
to
the
fee
structure
under
the
NexPoint
proposal:
TSLX
(In thousands)
2011
2012
2013
2014
2015
(through
June
30)
Cumulative
Increase in Net Assets Resulting from
Operations (GAAP)
813
$
39,595
66,983
$
85,050
58,573
$
251,014
Shareholder Fees & Expenses:
Management fees (GAAP)
(1)
1,593
$
8,892
13,376
$
18,296
10,247
$
52,404
Incentive fees (GAAP)
347
6,996
11,790
17,839
12,137
49,109
Professional fees (GAAP)
1,563
2,881
3,691
4,752
2,490
15,377
Directors’ fees (GAAP)
245
287
285
342
187
1,346
Other general and administrative
(GAAP)
773
1,564
2,434
3,858
2,427
11,056
Compensation expense (GAAP)
—
—
—
—
—
—
Total Shareholder Fees &
Expenses
4,521
20,620
31,576
45,087
27,488
129,292
Economic Profit
$
380,306
Ratio of Total Shareholder Fees &
Expenses to Economic Profit
34
(1)   Includes management fees waived by TSLX’s investment advisor prior to TSLX’s IPO in 2014, which totaled $7 in 2011, $3,704 in 2012, $7,135 in 2013 and $2,464 in 2014.

6
Reconciliation of Certain Non-GAAP Financial Measures (2/2)
In thousands)
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
(through
June 30)
Cumulative
TICC
Cumulative
TICC under
BSP Fees
(4)
Cumulative TICC
under NexPoint
Fees
(5)
Economic Profit
$
415,098
$
415,098
$
415,098
Ratio of Total
Shareholder Fees
& Expenses to
Economic Profit
40%
34%
31
Increase
(Decrease) in
Net Assets
Resulting from
Operations
(GAAP)
$
(578)
$
3,364
16,304
26,331
$
(11,649)
(53,266
35,182
$
63,947
$
14,209
68,323
$
58,945
$
(3,348)
$
30,856
$
248,620
$
275,195
$
288,483
Shareholder Fees &
Expenses:
(2)
Compensation
expense (GAAP)
$
27
208
725
712
$
898
906
971
$
1,091
$
1,183
1,648
1,861
$
876
12,127
12,127
12,127
Investment
advisory fees
(GAAP)
259
2,774
4,346
6,240
7,462
7,001
4,070
7,317
11,223
21,150
10,319
106,301
79,726
66,438
Professional fees
(GAAP)
30
587
1,102
1,060
1,010
1,626
1,306
1,191
1,874
1,996
2,150
1,512
16,478
16,478
16,478
General and
administrative
(GAAP)
(3)
9
145
368
221
310
401
250
401
587
1,028
1,590
1,398
1,184
7,892
7,892
7,892
Directors’ Fees
(GAAP)
—
141
135
169
165
185
193
179
223
261
323
317
—
2,291
2,291
2,291
Total incentive
fees (GAAP)
—
—
—
—
—
—
52
3,350
10,969
5,388
1,731
(1,505)
21,389
21,389
21,389
Total Shareholder Fees &
Expenses
325
3,855
6,676
8,402
9,845
10,119
6,842
13,759
26,538
28,607
12,386
166,478
139,903
126,615
(2)
TICC has recategorized and renamed certain line items in its statement of operations since it began reporting in 2003. From 2003 to 2008, incentive fees were included in “Investment advisory fees.” For years after 2008, incentive fees have been reported separately. For the six months ended June 30, 2015, directors’ fees, which previously had been separately reported, were included in “General and administrative.” Prior to 2006, TICC reported the line “Compensation expense” as “Salaries and benefits.”
(3)
Does not include “Insurance” or “ Transfer agent and custodian fees” for periods prior to 2015. Prior to 2015, these expenses were included as separate line items on TICC’s statement of operations. For the six months ended June 30, 2015, these expenses were included in “General and administrative.”
(4)
Assumes 25% reduction of Cumulative Investment Advisory Fees Paid (illustrating management fee reduction from 2.0% to 1.5% of AUM), holding economic profit constant
(5)
Assumes 38% reduction of Cumulative Investment Advisory Fees Paid (illustrating management fee reduction from 2.0% to 1.25% of AUM), holding economic profit constant

TPG Specialty Lending Proposal

The Right and Value Maximizing Choice for TICC Stockholders

October 2015

http://www.tpgspecialtylending.com/

Forward-Looking Statement

Forward-Looking Statements

Information set forth herein includes forward-looking statements. These forward-looking statements include, but are not limited to, statements regarding TSLX proposed business combination transaction with TICC Capital Corp. (“TICC”) (including any financing required in connection with the proposed transaction and the benefits, results, effects and timing of a transaction), all statements regarding TPG Specialty Lending, Inc.’s (“TSLX”, or the “Company”) (and TSLX and TICC’s combined) expected future financial position, results of operations, cash flows, dividends, financing plans, business strategy, budgets, capital expenditures, competitive positions, growth opportunities, plans and objectives of management, and statements containing the words such as “anticipate,” “approximate,” “believe,” “plan,” “estimate,” “expect,” “project,” “could,” “would,” “should,” “will,” “intend,” “may,” “potential,” “upside,” and other similar expressions. Statements set forth herein concerning the business outlook or future economic performance, anticipated profitability, revenues, expenses, dividends or other financial items, and product or services line growth of TSLX (and the combined businesses of TSLX and TICC), together with other statements that are not historical facts, are forward-looking statements that are estimates reflecting the best judgment of TSLX based upon currently available information.

Such forward-looking statements are inherently uncertain, and stockholders and other potential investors must recognize that actual results may differ materially from TSLX’s expectations as a result of a variety of factors, including, without limitation, those discussed below. Such forward-looking statements are based upon management’s current expectations and include known and unknown risks, uncertainties and other factors, many of which TSLX is unable to predict or control, that may cause TSLX’s plans with respect to TICC, actual results or performance to differ materially from any plans, future results or performance expressed or implied by such forward-looking statements. These statements involve risks, uncertainties and other factors discussed below and detailed from time to time in TSLX’s filings with the Securities and Exchange Commission (“SEC”).

Risks and uncertainties related to the proposed transaction include, among others, uncertainty as to whether TSLX will further pursue, enter into or consummate the transaction on the terms set forth in the proposal or on other terms, potential adverse reactions or changes to business relationships resulting from the announcement or completion of the transaction, uncertainties as to the timing of the transaction, adverse effects on TSLX’s stock price resulting from the announcement or consummation of the transaction or any failure to complete the transaction, competitive responses to the announcement or consummation of the transaction, the risk that regulatory or other approvals and any financing required in connection with the consummation of the transaction are not obtained or are obtained subject to terms and conditions that are not anticipated, costs and difficulties related to the integration of TICC’s businesses and operations with TSLX’s businesses and operations, the inability to obtain, or delays in obtaining, cost savings and synergies from the transaction, unexpected costs, liabilities, charges or expenses resulting from the transaction, litigation relating to the transaction, the inability to retain key personnel, and any changes in general economic and/or industry specific conditions.

In addition to these factors, other factors that may affect TSLX’s plans, results or stock price are set forth in TSLX’s Annual Report on Form 10-K and in its reports on Forms 10-Q and 8-K.

Many of these factors are beyond TSLX’s control. TSLX cautions investors that any forward-looking statements made by TSLX are not guarantees of future performance. TSLX disclaims any obligation to update any such factors or to announce publicly the results of any revisions to any of the forward-looking statements to reflect future events or developments.

TSLX (NYSE) 1

Third Party-Sourced Statements and Information | Proxy Solicitation Information

Third Party-Sourced Statements and Information

Certain statements and information herein have been sourced from third parties. TSLX does not make any representations regarding the accuracy, completeness or timeliness of such third party statements or information. Except as expressly set forth herein, permission to cite such statements or information has neither been sought nor obtained from such third parties. Any such statements or information should not be viewed as an indication of support from such third parties for the views expressed herein. All information in this communication regarding TICC, including its businesses, operations and financial results, was obtained from public sources. While TSLX has no knowledge that any such information is inaccurate or incomplete, TSLX has not verified any of that information. TSLX reserves the right to change any of its opinions expressed herein at any time as it deems appropriate. TSLX disclaims any obligation to update the data, information or opinions contained herein.

Proxy Solicitation Information

The information set forth herein is provided for informational purposes only and does not constitute an offer to purchase or the solicitation of an offer to sell any securities. TSLX has filed with the SEC and mailed to TICC stockholders a definitive proxy statement and accompanying GOLD proxy card to be used to solicit votes at a special meeting of stockholders of TICC scheduled to be held on October 27, 2015 against (a) approval of the new advisory agreement between TICC and TICC Management, LLC (the “Adviser”), to take effect upon a change of control of the Adviser in connection with the entrance of the Adviser into a purchase agreement with an affiliate of Benefit Street Partners L.L.C. (“BSP”), pursuant to which BSP will acquire control of the Adviser, (b) the election of six directors nominated by TICC’s board of directors, and (c) the proposal to adjourn the meeting if necessary or appropriate to solicit additional votes.

TSLX STRONGLY ADVISES ALL STOCKHOLDERS OF TICC TO READ THE TSLX PROXY STATEMENT AND ITS OTHER PROXY MATERIALS AS THEY BECOME AVAILABLE BECAUSE THEY CONTAIN IMPORTANT INFORMATION. SUCH TSLX PROXY MATERIALS ARE AND WILL

BECOME AVAILABLE AT NO CHARGE ON THE SEC’S WEB SITE AT HTTP://WWW.SEC.GOV AND AT TSLX’S WEBSITE AT

HTTP://WWW.TPGSPECIALTYLENDING.COM. IN ADDITION, TSLX WILL PROVIDE COPIES OF THE PROXY STATEMENT WITHOUT CHARGE

UPON REQUEST. REQUESTS FOR COPIES SHOULD BE DIRECTED TO TSLX’S PROXY SOLICITOR AT TPG@MACKENZIEPARTNERS.COM.

The participant in the solicitation is TSLX and certain of its directors and executive officers may also be deemed to be participants in the solicitation. As of the date hereof, TSLX directly beneficially owned 1,633,660 shares of common stock of TICC.

Security holders may obtain information regarding the names, affiliations and interests of TSLX’s directors and executive officers in TSLX’s Annual

Report on Form 10-K for the year ended December 31, 2014, which was filed with the SEC on February 24, 2015, its proxy statement for the 2015 Annual Meeting, which was filed with the SEC on April 10, 2015, and certain of its Current Reports on Form 8-K. These documents can be obtained free of charge from the sources indicated above. Additional information regarding the interests of these participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will also be included in any proxy statement and other relevant materials to be filed with the SEC when they become available.

TSLX (NYSE) 2

Table of Contents

I. Executive Summary

II. TICC Has Failed Stockholders

III. TSLX’s Proposal Maximizes TICC Stockholder Value

IV. TSLX Delivers Best-In-Class Stockholder Value

3

I. Executive Summary

The Choice for Stockholders

MANAGEMENT PROPOSAL 1: TO APPROVE A NEW ADVISORY AGREEMENT BETWEEN THE COMPANY AND TICC MANAGEMENT, LLC, TO TAKE EFFECT UPON A CHANGE OF CONTROL OF TICC MANAGEMENT, LLC

Voting TICC/BSP (White): Voting TSLX (Gold): Voting NexPoint (Blue):

Stops a value destructive Does not deliver immediate

Rewards a failed outgoing external transaction from going forward upfront premium to stockholders¹ manager

Places the future of TICC in the Offers immediate premium value

Puts TICC stockholder future in the hands of an unproven manager as well as increased liquidity hands of a manager with a failed

Very limited experience in Sends a clear message to TICC to history in the BDC sector the management of a BDC engage with the best offer on the

Maintains commitment to an table for stockholders unstable dividend policy Gives TICC stockholders the potential to participate in TSLX value creation

THERE IS ONLY ONE CLEAR CHOICE THAT MAXIMIZES VALUE FOR STOCKHOLDERS

¹ i.e. no delivery of upfront consideration other than the prospect of lower fees going forward and the possibility of potential share buy-backs.

5

Why Stockholders Should Support TSLX’s Proposal

Unlike TSLX, TICC has consistently prioritized the external manager

— The proposal recommended by the TICC Special Committee includes an estimated $60 million payout to the outgoing TICC management team (through the purchase of

TICC’s existing adviser, as distinguished from normal advisory fees that would be payable to any external manager, such as TICC’s adviser or TSLX’s adviser, in the form of base management fees and incentive fees) that has overseen the dramatic underperformance since IPO, which the Special Committee has not refuted

— TICC has unilaterally denied stockholders the opportunity to voice their opinion on the merits of the TSLX proposal and rejected TSLX’s non-binding offer without engaging in substantive dialogue or negotiations or conducting proper due diligence

— TSLX has best in class fee structure and a commitment to repurchase stock

The TSLX proposal would stop a payment to the underperforming TICC external manager that has destroyed the value of the TICC stockholders’ investment

Unlike TICC, TSLX has a demonstrated capacity for paying a sustainable dividend

The TSLX offer, if accepted as proposed, would enable TICC stockholders to participate in a leading platform that has consistently outperformed the sector

— TSLX would rotate TICC’s portfolio into higher performing assets and thus provide greater opportunity for stockholder return

Leading independent investment professionals agree that TSLX offers TICC stockholders superior value

Source: Research analysts reports.

6

Issues for TICC Stockholders

TICC has demonstrated a poor investment performance track record, coupled with decisions by its Board of Directors that are not in the stockholders' best interests and are indicative of entrenchment

Discount to NAV	▸ **TICC has delivered a total return of only 51.6% since its IPO, representing a 154.4% underperformance relative to the sector[1]** ▸ **TICC shares traded at 0.73x NAV on undisturbed basis as of Sept. 15th, the day immediately preceding the public announcement of the TSLX proposal** • Discount to NAV is indicative of market pessimism surrounding management's ability to grow net asset value in light of poor track record ▸ **NAV per share has declined in seven out of nine most recent quarters** ▸ **(14.2)% cumulative decline in NAV per share since Q1 2013**
Unsustainable Dividend	▸ **Under-earned dividend in three most recent quarters and likely would have under-earned dividend in previous quarters if not for an accounting error by TICC disclosed in Q1'2015** • Net Investment Income missed dividend by $(0.11) per share in Q2 2015 • Dividend coverage ratio has been 0.72x, 0.78x, and 0.62x in Q4'14, Q1'15 and Q2'15 respectively ▸ Under-earning of dividends has resulted in NAV erosion ▸ Annualized dividend yield of ~18.5% indicates market skepticism with respect to dividend sustainability ▸ Analysts covering TICC forecast material dividend cuts, citing current levels as unsustainable
Leverage Maxed Out	▸ With a debt to equity ratio of 0.97x that is nearing the regulatory maximum, TICC has limited to no ability to raise additional capital ▸ Lack of access to capital minimizes ability to grow earning assets and dividends ▸ TICC has been unable to deliver material investment returns despite significant leverage levels
Board Actions	▸ **Recommendation of Benefit Street Partners L.L.C. ("BSP") acquisition of the TICC manager results in a $60 million transfer of value to the outgoing managers, as reported by Wells Fargo Research** ▸ **Lack of engagement with NexPoint Advisors L.P. ("NexPoint") or with TSLX regarding their offer to acquire TICC at a 20% premium is indicative of Board member entrenchment[2]** ▸ **The Special Committee of the Board of TICC sought a lower management fee from BSP only after they were compelled to do so following NexPoint's public disclosure of its offer** ▸ **TICC's independent directors have conflicts of interest with the TICC management team**

Source: Research reports, Public filings, SNL
Note: Market data as of 15-Sep-2015, the day immediately preceding the public announcement of the TSLX proposal
[1] *BDC sector peers comprise ACAS, AINV, ARCC, BKCC, FSC, GBDC, HTGC, MAIN, MCC, NMFC, PNNT, PSEC, SLRC, TCAP, and TCRD. Total return is defined as change in stock price plus any paid dividends over a given time period.*
[2] For reference, the TSLX proposal represents a 12.8% discount to TICC's NAV as of June 30, 2015, a narrower discount than the price at which the shares have traded since June 30th.

▸ TSLX (NYSE) 7

Benefits of TSLX's Proposal

	Impact to TICC Stockholders	Description	TSLX Offer	BSP / NexPoint Offers
1	**Premium to TICC's share price**	▸ TSLX proposes to acquire TICC for $7.50 per share, representing a 20% premium to stockholders[1]	✓	✗
2	**No value leakage to TICC manager at expense of TICC stockholders**	▸ An acquisition of the TICC manager results in significant transfer of value to the external manager	✓	✗ / ?
3	**Competitive fees to manager**	▸ Both the TSLX offer and the BSP proposal reduce the base management fee from 2.0% to 1.5%, NexPoint's proposal reduces the management fee to 1.25% ▸ Only the TSLX offer also incorporates a reduced incentive fee from 20% to 17.5%	✓+	✓
4	**Increased liquidity for TICC stockholders**	▸ TICC stockholders benefit from potential increased liquidity by owning shares in a combined company having a pro forma market capitalization in excess of $1.3 billion, as compared to TICC's current market capitalization of approximately $380 million	✓	✗
5	**TICC stockholders benefit from TSLX platform**	▸ TSLX has over-earned its dividend including realized gains in 2012 every quarter since July 2011 ▸ TSLX is the ideal partner for TICC and is differentiated by its ability to leverage the deep investment, sector, and operating resources of TPG Specialty Situations Partners and the broader TPG business	✓	✗
6	**Rotate TICC portfolio into higher quality, better performing assets**	▸ Over time, TSLX expects to rotate the TICC portfolio into higher quality and better performing assets	✓	✓ / ?
7	**Repurchase stock**	▸ Any capital that is not efficiently deployed into assets with superior risk-adjusted returns will be returned to TSLX stockholders (which would include legacy TICC stockholders to the extent they were to retain their TSLX shares following consummation of the TSLX proposal) through share buybacks	✓	✓

[1] For reference, the TSLX proposal represents a 12.8% discount to TICC's NAV as of June 30, 2015, a narrower discount than the price at which the shares have traded since June 30th.

▸ TSLX (NYSE) 8

Why Stockholders Should Not Support Other Alternatives

The BSP offer does not offer upfront premium to TICC stockholders

Instead the BSP offer compensates the outgoing external manager despite years of significant underperformance

— The estimated $60mm payment to the outgoing external manager represents a transfer of value to the external manager representing 16% of TICC market cap based on the $6.28 September 15th share price.¹

Investors should question whether TICC’s special committee to the Board is truly independent, given their deep connections with Chuck Royce

BSP has very limited experience running a BDC

Finally, both BSP and NexPoint have a track record of significant underperformance

– BSP return through Griffin Partners is only 1.4% and has only $2.5mm AUM before taking into account selling commissions and dealer manager fees²

– NexPoint Credit Strategies (“NHF”) has total return of only 19.4% since inception in

Jul-2006, vastly underperforming credit and equity benchmarks

Source: Bloomberg

Note: Total return is defined as change in stock price plus any paid dividends over a given time period.

¹ September 15th is the day immediately preceding the public announcement of the TSLX proposal

² BSP has additional AUM held in other vehicles, but to TSLX’s knowledge, no public information on such vehicles’’ performance.

9

Timeline of TSLX’s Engagement with TICC

The Special Committee rejected TSLX’s proposal without engaging in any substantive dialogue (i.e. negotiations) with TSLX even after several attempts by TSLX to discuss the merits of TSLX’s offer

? The speed with which TICC reached a decision with respect to the TSLX offer suggests that the TICC Board did not meaningfully consider the benefits to stockholders of the TSLX proposal

? TICC rejected the TSLX offer within 12 hours after having received overview information about TSLX and seemingly without the benefit of a financial advisor

? TICC declined several offers made by TSLX for meetings to discuss the details and merits of its proposal

? Diligence information requests were minimal and largely consisted of requests for public financial information and an organizational overview of TSLX

Initial Proposal Respond to Respond to Public Bid Info Request Info Request Announcement

Sep Sep Sep Sep Sep Sep Sep 10th 11th 12th 13th 14th 15th 16th

Cursory Follow up Offer Rejected Without Response Response Meaningful Dialogue

? TSLX (NYSE) 10

How Independent is TICC’s Special Committee of the Board?

TICC’s Board renewed the advisory agreement with TICC management every year even after the management team substantially underperformed against nearly every metric possible and, according to certain industry analysts, charged approximately 6x the fees it should properly be entitled to given the composition of TICC’s portfolio¹

The Board could have considered terminating the management contract and switching to BSP once TICC Management informed them that it was exiting

Oxford Lane, another BDC whose adviser has the same managing member as TICC management, paid fees and created assets under management for BSP through purchases of their equity in CLOs managed by BSP

— By TSLX’s calculation, TICC and Oxford Lane have or will pay millions in fees over the life of these vehicles to BSP

TICC’s Board has refused to utilize significant share buybacks to create value for stockholders. A key reason may be it would reduce management fees and incentive fees to management and certain TICC board members

¹ TICC Reiterates Rejection of TSLX’s offer, Wells Fargo, September 22, 2015

11

TICC’s Research Coverage Universe

Research analysts who have the most neutral perspective overwhelming agree that the BSP offer is a bad deal for stockholders

Analyst Commentary Support for BSP Offer ? “BSP offer provides no immediate compensation to TICC

Wells Fargo Securities shareholders AND the value creation rests on a manager who ? has a [very limited] track record of managing a BDC”

? “We do not believe the proposal with BSP that is supported by

Barclays TICC’s Board represents the best possible offer available to? shareholders”

? “While TICC’s board of directors likely declined to engage with

JMP Securities TSLX, TSLX expressed its full commitment to realize the value in ? the proposed transaction. We see value [in TSLX’s offer]”

? “Unfortunately, it is our belief that the Board is placing more value on the compensation that BSP is willing to provide to the management team to buy the contract than maximizing KBW shareholder values. If ultimately the Board pushes the BSP ? offer through, this is another black eye for the BDC industry regarding shareholder returns vs. management compensation”

? “In our view, the rejection of the TSLX offer calls into question of whose interests TICC’s Board is most concerned”

Ladenburg Thalmann

? “We like the TSLX offer because it provides the clearest path yet? to generating value for TICC shareholders”

? “We believe shareholders stand to gain more from BSP changing

National Securities the company’s strategy than the quick gain of selling now at ? $7.50”

Source: Research Reports, Public Filings

? TSLX (NYSE) 12

Analyst Commentary on Poor Governance at TICC

KBW, Sept 16th TICC Largest Stockholder, Raging Capital Management,

“The $0.29 (TICC) dividend is not sustainable, and we expect it LLC letter to TICC Board, Sept 21th will be cut regardless of what happens. We have been talking “Now, we want to ensure that the TICC Board is acting in about a dividend cut for over a year now…Now TSLX provides accordance with its fiduciary obligations…We find ourselves at a an interesting offer and the (TICC) Board rejects it without critical juncture in TICC’s history where the Board’s decisions negotiating with TSLX. As the title of our note implies, we are and actions over the next few weeks will have significant questioning whether the (TICC) Board is really doing all they ramifications to stockholders” can to maximize shareholder value”

Wells Fargo, Sept 22th

“Unfortunately for TICC shareholders, as we examine TICC’s KBW, Aug 31st collateral (which is nearly void of real proprietary transactions), “We fail to see how the Board of directors at TICC can fulfill we find that investors have been paying nearly 6x the normal their legal fiduciary responsibility to TICC shareholders and fee that should be charged on these large/liquid/BSL (broadly not explore the potential for a transaction with an existing syndicated loan) type assets.” quality manager in the BDC sector”

Wells Fargo, Sept 4th Barclays, Oct 6th

“We have no doubt that current shareholders will be quick to “The board could have simply waited until the current demand immediate compensation as opposed to intangibles advisory agreement came up for renewal. But instead, the promises that provide no benefit” board choose to go this route and support a proposal which pays out the current investment advisor”

Source: Research Reports, Public Filings

? TSLX (NYSE) 13

II. TICC Has Failed Stockholders

Comparison of Selected BDCs

($ in millions)

10b-18 / 10b5-1 Plan at the Ticker Base Fee (% of Assets) NOI Incentive Fee Hurdle Rate BDC

TSLX 1.50% 17.5% 6.0% $50

TICC—Standalone 2.00% 20.0% 6.65% ?

TICC – Under BSP 1.50% 20.0% 6.65% ?

ARCC 1.50% 20.0% 7.0% ? GSBD 1.50% 20.0% 7.0% ? PSEC 2.00% 20.0% 7.0% ? FSIC 1.75% 20.0% 7.5% ? AINV 2.00% 20.0% 7.0% ? FSC 2.00% 20.0% 8.0% ? NMFC 1.75% 20.0% 8.0% ? SLRC 1.75% 20.0% 7.0% ? GBDC 1.38% 20.0% 8.0% ?

Peer Median 1.75% 20.0% 7.0%

Source: SNL Financial, Wells Fargo Equity Research

? TSLX (NYSE) 15

TSLX's Fees are Lower as a Portion of Total Economics

($ in millions)

"Overall, the market does not look at expenses in a vacuum and neither should the TICC board." – Wells Fargo Sept. 22

TICC Stockholders are Overpaying Fees

- BDC expenses must be examined relative to the collateral that each BDC manages
  - Proprietary credit work justifies higher fees whereas investing in CLO equity is much easier for a manager to do
- TICC's collateral is very similar to the loan books of large mutual funds who charge 50bps
  - 96% of TICC's collateral was offer by large bank desks – deals not proprietary
  - TICC average hold size of each tranche is 6.6% indicative of inability to dictate terms
- **With an average expense ratio of 280bps over the last two years, TICC investors have been paying nearly 6x the fee charged by Levered Loan mutual funds with similar portfolio characteristics**

Economic Profit versus BDC Manager Compensation

- For stockholders, it is important to look at fees relative to the returns received by the stockholders
- Investors are generally less concerned with high fees as a percentage of assets if attractive returns are passed to the stockholder
- TICC has consistently delivered lackluster returns, leading to comparatively outsized fees for themselves
- The table below analyzes economic profit versus manager compensation for TSLX and TICC with economic profit defined as Cumulative Net Income + Compensation & Management Fees Paid[1,2]

As of 6/30/15 (Since Inception)	TSLX	TICC
Economic Profit	$ 380	$ 415
Cum. Comp / Mgmt Fees Paid	$102	$128
Cum. Admin / G&A Expenses	27	38
Total Shareholder Costs	**$129**	**$166**
Memo – (as % Economic Profit)		
Total Comp & Mgmt Fees	27%	31%
Total Admin / G&A Expenses	7	9
Total Comp and Expenses	**34%**	**40%**

(1) Cumulative Management fees paid excludes the impact of the capital gains incentive fee until that fee is paid in cash.
(2) See Appendix B for a reconciliation to the most recent comparable financial measures calculated and presented in accordance with GAAP.
Source: Wells Fargo Research Report, Company Filings. Financial data as of Q2 2015

TSLX (NYSE) 16

TICC has Drastically Underperformed a Variety of Asset Classes


Indexed Total Return (%)
400%
350%
300%
250%
200%
150%
100%
50%
0%
Nov-2003
Nov-2005
Oct-2007
Oct-2009
Oct-2011
Sep-2013
Sep-2015
206%
144%
106%
84%
60%
52%
TICC
BDC Composite
S&P 500
US Treasuries
Investment Grade Corporate Debt
High Yield Corporate Debt

				TICC Relative Underperformance		
Total Return (%)	**1Y**	**3Y**	**Since IPO[1]**	**1Y**	**3Y**	**Since IPO[1]**
TICC	**(21.8)%**	**(13.9)%**	**51.6%**	**-**	**-**	**-**
BDC Composite[2]	(9.8)	7.4	206.0	(12.0)%	(21.3)%	(154.4)%
S&P 500	1.8	43.8	143.7	(23.6)	(57.7)	(92.1)
US Treasuries	3.2	3.9	60.4	(25.0)	(17.9)	(8.8)
Investment Grade Corporate Debt	1.1	7.3	84.3	(22.8)	(21.2)	(32.7)
High Yield Corporate Debt	(1.5)	10.7	105.7	(20.3)	(24.6)	(54.1)
TSLX[3]	**12.0 %**	**51.6 %**	**N/A**	**(33.8)%**	**(65.5)%**	**N/A**

(1) *TICC and benchmark returns indexed to 21-Nov-2003*
(2) *BDC Composite comprised of ACAS, AINV, ARCC, BKCC, FSC, GBDC, HTGC, MAIN, MCC, NMFC, PNNT, PSEC, SLRC, TCAP, and TCRD*
(3) *TSLX 3-year total return based off of 30-Jun-2012 NAV per share, 15-Sep-2015 closing stock price, and cumulative dividends declared during the period*

Note: Market data as of 15-Sep-2015. For reference, the TSLX proposal represents a 12.8% discount to TICC's NAV as of June 30, 2015, a narrower discount than the price at which the shares have traded since June 30th.

Source: Bloomberg, fixed income benchmark data from Markit iBoxx

▶ TSLX (NYSE)

17

TICC has Under Earned its Dividend and Eroded NAV

TSLX has Continually Earned its Dividend and Created Value for Stockholders

In Q1'15, TICC identified an accounting error that resulted in historical income being over reported. As a result, net investment income incentive fees were overstated by ~$2.4mm on a cumulative basis through 2014. Without this error, TICC likely never truly "earned" its dividend


TICC'S NET INTEREST INCOME AND DIVIDENDS PER SHARE
NII Per Share
Unearned DPS
DPS
$.23
$.30
$.23
$.32
$.33
$.29
$.29
$.21
$.21
$.18
Mar-13
Jun-13
Sep-13
Dec-13
Mar-14
Jun-14
Sep-14
Dec-14
Mar-15
Jun-15


TSLX'S NET INTEREST INCOME AND DIVIDENDS PER SHARE
NII Per Share
Unearned DPS
DPS
$.40
$.37
$.42
$.46
$.51
$.55
$.43
$.57
$.39
$.49
Mar-13
Jun-13
Sep-13
Dec-13
Mar-14
Jun-14
Sep-14
Dec-14
Mar-15
Jun-15


TICC NET ASSET VALUE PER SHARE(1)
$ 10.02
$ 9.75
$ 9.90
$ 9.85
$ 9.78
$ 9.71
$ 9.40
$ 8.64
$ 8.72
$ 8.60
Mar-13
Jun-13
Sep-13
Dec-13
Mar-14
Jun-14
Sep-14
Dec-14
Mar-15
Jun-15


TSLX NET ASSET VALUE PER SHARE(1)
16.00
15.00
$ 15.27
$ 15.29
$ 15.35
$ 15.52
$ 15.51
$ 15.70
$ 15.66
$ 15.53
$ 15.60
$ 15.84
Mar-13
Jun-13
Sep-13
Dec-13
Mar-14
Jun-14
Sep-14
Dec-14
Mar-15
Jun-15

KBW, Sept 16th

"The $0.29 (TICC) dividend is not sustainable, and we expect it will be cut regardless of what happens. We have been talking about a dividend cut for over a year now"

(1) Net Asset Value Per Share includes effect of realized and unrealized gains

Source: Public Filings

▶ TSLX (NYSE)

18

III. TSLX’s Proposal Maximizes TICC

Stockholder Value

Equity Market Show Strong Support for TSLX Offer

Lackluster market performance following announcements of BSP offers indicates absence of stockholder enthusiasm for value proposition

- BSP proposal offers NO premium to the market price of TICC shares to stockholders
- Significant transfer of value to outgoing external manager
- BSP reduced the management fee only after competing bid from NexPoint was made public


TICC
TSLX
Indexed Price
120%
110%
100%
90%
80%
70%
60%
Sep-2014
Nov-2014
Jan-2015
Mar-2015
May-2015
Jul-2015
Sep-2015
3%
(25)%
Sep 1 NexPoint Enhanced Offer
Sep 3 BSP Enhanced Offer
Aug 19 NexPoint Initial Offer
Aug 4 BSP Initial Offer
Sep 16 TSLX Offer
TICC 2-Day Stock Performance (%)
BSP Initial Offer 5.3 %
BSP Revised Offer (1.3)%
TSLX Offer 11.8 %

Note: Market data as of 17-Sep-2015

TSLX (NYSE)
20

Analyst and Shareholder Commentary Supporting TSLX’s Offer

Cantor Fitzgerald, Sept 16th JMP Securities, Sept 17th The Motley Fool, Sept 16th

“TSLX trumped BSP’s offer, in our view, “We believe the action taken by (TSLX) “I find TPG’s offer the most by presenting TICC’s board with a management highlights our favorable compelling, given that it provides an proposal that would provide a 20% perception of the company’s leading opportunity for TICC Capital investors premium to TICC shareholders”¹ governance practices and focus on to exit with an immediate return” creating shareholder value “

Wells Fargo, Sept 16th

“Surprisingly, TICC’s special Top 5 TICC Stockholder Muzinich Ladenburg Thalmann, Sept 16th committee rejected TSLX’s offer… In st

& Co., Aug 31 (Pre-TSLX Offer) our view, this rejection puts the board in “As part of TPG, TICC shareholders

“We were surprised when the (TICC) a very tough predicament as the market would benefit from access to its broad

Special Committee reaffirmed its may view this as a choice between platform including a direct origination initial position and, we believe, paying substantial compensation to an team. Over the last year, TSLX has premature decision to pursue the BSP underperforming external manager outperformed our BDC index by about offer over competing offer. “ versus allowing TICC shareholders to 12% and (outperformed) TICC by about receive an immediate return / 24% on a total return basis” premium”

Source: Research Reports, Public Filings

¹ For reference, the TSLX proposal represents a 12.8% discount to TICC’s NAV as of June 30, 2015, a narrower discount than the price at which the shares have traded since June 30th.

? TSLX (NYSE) 21

IV. TSLX Delivers Best-In-Class Stockholder Value

Note: Figures in this section are as of 6/30/15 unless otherwise noted

Key Investment Highlights

Broadly distributed, scaled senior and floating rate?focused portfolio

Leading platform with proprietary, directly originated deal flow

Disciplined investment strategy, underwriting process, and active asset management Consistently earned dividend yield Experienced management team Fully developed institutional platform and infrastructure

? TSLX (NYSE) 23

TPG Platform Overview


TPG
$74+B
Private Equity(1)
~$59B
Real Estate
$3.0B
Public Equity
$0.6B
TPG Special Situations Partners /
Credit Investments $12+B
Special Situations
Specialty Finance / Direct Loan Origination
Liquid Leveraged Loans, High Yield, and Structured Credit

(1) Includes TPG Capital, Asia, Growth, Biotech and ART funds

- TSL sits within the TPG Special Situations Partners (TSSP) platform, the $12+ billion dedicated credit and special situations platform of TPG, a $74+ billion global asset manager
- TSL is the first-stop channel for directly originated, U.S. middle market credit opportunities

▶ TSLX (NYSE)

24

Overview

- Specialty finance company focused on lending to middle-market companies
- Operates as an externally managed business development company
- Leading platform with proprietary, directly originated deal flow
- Disciplined investment strategy, underwriting process, and active asset management
- Investment grade credit ratings from both Standard & Poor's and Fitch; both affirmed rating and outlook in Q1'15
- Total of 26 dedicated professionals, including 19 dedicated investment professionals. Ratio of 2:1 – two portfolio companies per investment professional



Total Portfolio Investments
($ millions)
$99
$184
$327
$410
$511
$654
$626
$787
$889
$1,016
$1,196
$1,129
$1,233
$1,264
$1,331
$1,398
3Q10
2Q11
3Q11
4Q11
1Q12
2Q12
3Q12
4Q12
1Q13
2Q13
3Q13
4Q13
1Q14
2Q14
3Q14
4Q14
1Q15
2Q15
TSLX and TSL Advisers formed
First 10-K filed with the SEC
Completed IPO, concurrent private placement
Received BBB- rating from S&P
Amended SPV Asset Facility to $175mm
Amended Revolving Credit Facility to $781mm
$115mm 4.50% convertible notes offering
Received BBB- rating from Fitch
Amended Revolving Credit Facility to L+200
Standard & Poors and Fitch affirmed rating and outlook

TSLX (NYSE)
25

Key Highlights

Broadly distributed, scaled senior floating rate-focused portfolio	▸ Core focus on investing in middle-market loans to U.S. based companies • Target EBITDA: \$10 million to \$250 million • Portfolio weighted average EBITDA: \$31 million[(1)] ▸ Portfolio of 98% secured, 90% first-lien debt investments ▸ Diversified portfolio of investments in 40 portfolio companies with an average investment size of \$35 million; largest investment position of 4.9% and largest industry concentration of 15.7% ▸ Target average investment hold size of \$30 million to \$100 million
Leading platform with proprietary, directly originated deal flow	▸ Direct, primary originations generated through coverage of companies, financial sponsors, and intermediaries ▸ Sourcing from non-intermediated channels accounts for 90% of TSLX originations ▸ Sponsor coverage focused on sector-based themes
Disciplined investment strategy, underwriting process, and active asset management	▸ Weighted average of 2.8 key financial covenants per credit agreement ▸ Effective voting control on 81% of debt investments
Drive ROE	▸ 2Q '15 Annualized ROAE from Net Investment Income of 11.9%; YTD ROAE of 10.9%[(2)] ▸ 2Q '15 Annualized ROAE from Net Income of 16.2%; YTD ROAE of 13.9%[(2)]

(1) Represents our core portfolio, which excludes certain investments that fall outside of our typical borrower profile
(2) Return on Average Equity is calculated using weighted average equity. Weighted average equity is calculated by starting with NAV at the beginning of the period, adjusting daily for equity issuances and adjusting on the last day of the period for that period's net income and dividends payable

▸ TSLX (NYSE) 26

Drivers of ROE

1 Illustrative Unit Economics / Return on Equity

Return on Weighted Average Interest Rate of Debt and Income Producing Securities 9.9%

Assets (1)

Amortization of Upfront Fees 1.0%

Total Yield 10.9%

Impact of Additional Fees(2) 1.1%

2

Prudent Use All-in Yield 12.0% of Leverage Cost of Funds(3) (4.0)% Assumed Debt / Equity 0.65x

Net Levered Return 17.2%

3

Management Fees (1.50% of Assets) (2.5)%

Expense

Operating Expenses (0.76% of Assets) (1.3)%

Management

Levered Returns Before Incentive Fee 13.5%

Incentive Fee (2.4)%

4 Illustrative Net Levered ROE 11.1% Positioned For Book Dividend Yield at 31-Dec-2014 10.0%

NAV Growth

(1) Assumes 2.0 year average life

(2) Reflects average of prepayment fees, syndication fees and other income since inception through 6/30/15

(3) Reflects the pro-forma annualized interest cost within our target debt to equity range, under the terms of our debt, including fees (such as fees on undrawn amounts and amortization of upfront fees) and giving effect to the swap-adjusted interest rate on our Convertible Senior Notes Note: For illustrative purposes only; not necessarily indicative of future returns

We believe we are generating a strong risk-adjusted return on equity in excess of our dividend

? TSLX (NYSE) 27

Our Drivers of ROE

?Avoid taking capital structure, interest rate, and reinvestment risk

Focus on

Asset-Level • 98% senior secured portfolio

Returns Per

96% of debt and other income producing securities are floating rate

Unit of Risk &

Direct (5-year swap rate of 1.74%)

Originations • 94% of the debt portfolio has call protection (protects against yield

Capabilities compression and portfolio run-off)

?Direct originations capabilities and scale enables us to generate incremental revenues from our asset base

?Access to scaled liabilities

Prudent Use of

Leverage ?Competitive cost of funds ?Focus on duration and flexibility

?Competitive fee structure

Expense

Management ?Controlling other operating expenses

Note: Portfolio metrics by fair value as of 6/30/15. 5-Year Swap rate as of 8/6/15

Differentiated Risk-Adjusted Return on Equity

? TSLX (NYSE) 28

TSL Portfolio Construction Disciplines and Current Investment Themes

Portfolio Construction Disciplines Current Investment Themes

1 Cover the Downside 1 Avoid risks that are asymmetrical to the downside (interest rate, individual credit selection)

2 Pursue and Use Control

2 Late-cycle-minded sector selection

3 Source Away from Wall Street 3 Late cycle- minded capital structure selection

4 Create Our Own Transactions 4 Return of capital over an extra basis point / duration

5 5 Focus on resource-intensive situations Leverage Our Resource Competitive that require originations and Advantages underwriting capabilities

? TSLX (NYSE) 29

Appendix A: Additional Materials

Portfolio Highlights – Originations

(Dollar amounts in thousands)

Originations and Net Funds Growth

- Gross originations were $112,255 for the quarter
- New investment commitments and fundings totaled $112,255 and $84,135, respectively, for the quarter. The commitments were distributed across 5 new portfolio companies and 3 add-ons of existing investments
- Received a full paydown on 1 investment, partial paydowns on 2 investments, and 1 partial sale of an investment, totaling $21,581 for the quarter
- Net funded investment activity was $62,554 for the quarter

(Dollar amounts in millions)



TSLX Gross Originations
TSLX New Investment Commitments(1)
TSLX New Investment Fundings(2)
$186 $104 $100
$94 $94 $91
$391 $153 $146
$123 $116 $104
$154 $154 $150
$405 $292 $281
$93 $59 $59
$266 $176 $181
$277 $184 $170
$261 $187 $169
$370 $315 $288
$157 $116 $104
$289 $249 $224
$305 $205 $198
$268 $138 $132
$112 $112 $84
3Q'11 4Q'11 1Q'12 2Q'12 3Q'12 4Q'12 1Q'13 2Q'13 3Q'13 4Q'13 1Q'14 2Q'14 3Q'14 4Q'14 1Q'15 2Q'15

Portfolio Funds Roll[3] *(Dollar amounts in thousands)*	Q2 2014	Q3 2014	Q4 2014	Q1 2015	Q2 2015
New Investment Commitments	$116,382	$248,619	$204,791	$137,835	$112,255
New Investment Fundings	$104,382	$224,032	$198,363	$131,835	$84,135
Investments Sold or Repaid	($159,172)	($109,643)	($148,446)	($60,818)	($21,581)
Net Funded Investment Activity	($54,790)	$114,389	$49,917	$71,017	$62,554

(1) *New investments are net of sell-downs*
(2) *Fundings exclude intra-quarter revolver borrowings that are repaid by quarter-end*
(3) *Par value; excludes amortization, excess cash flow sweeps, PIK, FX movements, and intra-quarter revolver borrowings that are repaid by quarter-end*

▶ TSLX (NYSE)
31

Portfolio Highlights – Asset Mix

NEW INVESTMENT FUNDINGS END OF PERIOD INVESTMENTS

(At Par Value, $mm) (At Fair Value, $mm)

First Lien Second Lien Mezzanine & Unsecured Equity & Other First Lien Second Lien Mezzanine & Unsecured Equity & Other

$1,398 $1,331 <1% $224 1% 1% $1,264 8% $1,233 1% 1%

0% 1% 1% 8% 0% 11% $198 <1% 9% $1,129

1% 13%

3% <1% 5%

3% 13%

$132 0% 7% 0% $104 90% 90%

9% 89% 89%

6% $84 86% 88%

0% 0% 86% 8%

0% 93%

85%

92%

Q2 2014 Q3 2014 Q4 2014 Q1 2015 Q2 2015 Q2 2014 Q3 2014 Q4 2014 Q1 2015 Q2 2015

Note: Numbers may not sum to 100% due to rounding

? TSLX (NYSE) 32

Portfolio Highlights – Diversification Across Borrower and Industry

Borrower Diversification



Mediware Information Systems, Inc.
Actian Corporation
My Alarm Center, LLC
Milagro Exploration, LLC
Saba Software
Toys R Us
Mississippi Resources
Infogix, Inc.
SRS Software
Aesynt, Inc.
Soho House Bond LTD
Helix Health
Longview Solutions, Inc
CrunchTime Information Systems, Inc.
Great Atlantic & Pacific Tea Co. Inc. (The)
Metalico, Inc.
Carrix, Inc.
Key Energy
APX Group
Symphony
Insurity Inc.
AFS Technologies (2)
Rogue Wave Software, Inc.
Kewill Ltd
Highwinds Capital, Inc.
Global Healthcare Exchange, LLC
Embarcadero Technologies, Inc.
ECI Acquisition Holdings, Inc.
IRG Sports
Heartland Automotive Holdings, Inc.
PayLease, LLC
Network Merchants, LLC
Campus Management, Inc.
Jeeves II - BV Acquisitions AB
Clarabridge, Inc.
ScentAir Technologies, Inc.
Centaur LLC
Vertellus Specialties, Inc.
Quicksilver
Sears
4.9%
4.6%
4.6%
4.5%
4.5%
4.5%
4.4%
4.4%
3.9%
3.9%
3.5%
3.5%
3.3%
2.8%
2.7%
2.6%
2.6%
2.5%
2.4%
2.4%
2.4%
2.3%
2.3%
2.2%
2.1%
2.0%
1.8%
1.8%
1.6%
1.3%
1.2%
0.9%
0.7%
0.7%
0.7%
0.6%
0.5%
0.4%
0.2%

Industry Diversification



Healthcare and pharmaceuticals
Financial services
Hotel, gaming, and leisure
Beverage, food, and tobacco
Electronics
Human resource support services
Office products
Education
Metals and mining
Other
Business services
Oil, gas and consumable fuels
Insurance
Transportation
Retail
Internet services
Automotive
Manufacturing
Chemicals
15.7%
11.7%
9.7%
8.4%
7.3%
7.3%
6.2%
5.3%
5.2%
4.2%
3.9%
3.9%
2.6%
2.4%
2.0%
1.8%
1.3%
0.7%
0.4%

Note: Numbers may not sum to 100% due to rounding
Based on fair value of investments

TSLX (NYSE) 33

Portfolio Highlights – Net Interest Margin Analysis

Weighted Average Total Yield on Debt and Income Producing Securities at Amortized Cost(1) Weighted Average Interest Rate of Debt and Income Producing Securities Weighted Average Spread Over LIBOR of All Floating Rate Investments Average Stated Interest Rate on Debt Outstanding(2)

3 Month London Interbank Offered Rate (“LIBOR”)

12.0%

10.5% 10.6%

10.3% 10.3% 10.4%

10.0%

9.8% 10.0% 9.9%

9.9% 9.9%

8.8% 8.7% 8.8% 8.7%

8.0% 8.6%

6.0%

4.0%

2.7% 2.7% 2.5% 2.6%

2.5%

2.0%

0.2% 0.3% 0.3% 0.3%

0.2%

0.0%

Q2 2014 Q3 2014 Q4 2014 Q1 2015 Q2 2015

(1) Total yield on investments is calculated based on the interest rate and the accretion of OID, exclusive of investments on non-accrual status (2) Interest rate on debt outstanding includes the swap-adjusted interest expense related to our Convertible Notes

? TSLX (NYSE) 34

Portfolio Highlights – Selected Metrics

(Dollar amounts in thousands)

	As of and For Three Months Ended				
	June 30, 2014	September 30, 2014	December 31, 2014	March 31, 2015	June 30, 2015
Investments at Fair Value	$1,129,199	$1,233,181	$1,263,511	$1,330,993	$1,397,560
Number of Portfolio Companies	31	31	34	35	40
Average Investment Size in Our Portfolio Companies	$36,426	$39,780	$37,162	$38,028	$34,939
Asset Class:					
First-Lien Debt Investments	86%	86%	89%	90%	90%
Second-Lien Debt Investments	13%	13%	9%	8%	8%
Mezzanine and Unsecured Debt Investments	<1%	<1%	1%	1%	1%
Equity and Other Investments	1%	1%	1%	1%	<1%
Interest Rate Type:					
% Floating Rate	98%	98%	97%	97%	96%
% Fixed Rate	2%	2%	3%	3%	4%
Yields at Fair Value unless Otherwise Noted:					
Weighted Average Total Yield of Debt and Income Producing Securities at Amortized Cost[1]	10.5%	10.6%	10.3%	10.3%	10.4%
Weighted Average Total Yield of Debt and Income Producing Securities[1]	10.3%	10.5%	10.3%	10.4%	10.3%
Weighted Average Spread Over LIBOR of All Floating Rate Investments	8.6%	8.8%	8.7%	8.8%	8.7%
Weighted Average Interest Rate of Debt and Income Producing Securities	9.8%	10.0%	9.9%	9.9%	9.9%
Fair Value as a Percentage of Principal (Debt)	99.8%	99.4%	98.2%	98.5%	99.3%
Fair Value as a Percentage of Call Price (Debt)	94.6%	93.8%	93.4%	92.9%	94.0%
Investment Activity at Par:					
New Investment Commitments	$116,382	$248,619	$204,791	$137,835	$112,255
Net Funded Investment Activity	($54,790)	$114,389	$49,917	$71,017	$62,554
New Investment Commitments at Par:					
Number of New Investment Commitments in New Portfolio Companies	4	4	6	3	5
Average New Investment Commitment Amount in New Portfolio Companies	$28,500	$54,219	$28,500	$33,667	$19,351
Weighted Average Term for New Investment Commitments in New Portfolio Companies (in years)	4.7	4.1	5.3	5.5	4.9
Weighted Average Interest Rate of New Investment Commitments	10.6%	10.3%	9.0%	10.2%	7.9%
Weighted Average Spread Over LIBOR of New Floating Rate Investment Commitments	9.6%	9.3%	8.1%	9.3%	7.2%

(1) *Total yield on investments is calculated based on the interest rate and the accretion of OID, exclusive of investments on non-accrual status*

▶ TSLX (NYSE)

35

Financial Highlights

(Dollar amounts in thousands, except per share data; per share data is based on weighted average shares outstanding during the period, except as otherwise noted)

	Q2 2014	Q3 2014	Q4 2014	Q1 2015	Q2 2015
Net investment income per share	$0.55	$0.43	$0.57	$0.39	$0.46
Net realized and unrealized gains (losses) per share	($0.04)	($0.08)	($0.31)	$0.06	$0.17
Net income per share	$0.51	$0.35	$0.26	$0.45	$0.63
Net asset value per share	$15.70	$15.66	$15.53	$15.60	$15.84
Distributions paid per share	$0.38	$0.38	$0.39	$0.39	$0.39
Distributions paid per share (ending shares)	$0.38	$0.38	$0.39	$0.39	$0.39
Net Assets	$837,426	$838,889	$835,405	$841,530	$855,289
Total Debt	$296,392	$382,177	$395,864	$485,223	$557,132
Debt to Equity at Quarter-End	0.35x	0.46x	0.51x *	0.59x**	0.64x***
Average Debt to Equity(1)	0.43x	0.38x	0.44x	0.50x	0.63x

* Pro-forma for unsettled trades of ~$29mm at 12/31/14
** Pro-forma for unsettled trades of ~$8mm at 3/31/15
*** Pro-forma for unsettled trades of ~$6mm at 6/30/15
(1) Daily average debt outstanding during the quarter divided by daily average net assets during the quarter. Daily average net assets is calculated by starting with the prior quarter end net asset value and adjusting for capital activity during the quarter (adding common stock offerings / capital calls / DRIP contributions)

▶ TSLX (NYSE)

36

Financial Highlights

(Dollar amounts in thousands, except per share data; per share data is based on weighted average shares outstanding during the period)



DIVIDEND COVERAGE
Net Investment Income per Share
Net Realized / Unrealized Gains per Share
Distributions Paid per Share
$0.29
$1.36
$1.45
$0.27
$1.66
$1.60
$2.07
($0.38)
$1.61
$0.24
$0.85
$0.78
2012
2013
2014
YTD 2Q 2015



% DIVIDEND COVERAGE
Net Investment Income
Net Investment Income plus Realized Gains / (Losses)
Net Income
94%
109%
133%
104%
106%
121%
128%
126%
105%
109%
113%
140%
2012
2013
2014
YTD 2Q 2015

Note: The indicated amounts have been retroactively adjusted for the stock split which was effected in the form of a stock dividend. On December 3, 2013, the Board approved a stock split in the form of a stock dividend pursuant to which the Company's stockholders of record as of December 4, 2013 received 65.676 additional shares of common stock for each share of common stock held. The Company distributed the shares on December 5, 2013 and paid cash for fractional shares without interest or deduction. The Company has retroactively applied the effect of the stock split to the financial information presented herein by multiplying numbers of shares outstanding by 66.676 and dividing per share amounts by 66.676

Consistently earned dividend for over 3 years

TSLX (NYSE) 37

Net Asset Value Bridge

$0.15 $15.84

$0.46 ($0.39)

$15.68 $0.01

$15.60 $0.00 $0.01

3/31/15 DRIP 2Q ‘15 2Q ‘15 2Q ‘15 Book NAV 2Q ‘15 2Q ‘15 6/30/15 Book NAV Issuance Reversal of Net Dividend Before Unrealized Other Book NAV

Unrealized Investment Other Items Gains on Changes Gains & Losses Income Investments in Unrealized from Full Primarily and Realized Paydowns Attributable Gains to Change & Losses in Spreads

Note: Each net asset value per share impact is calculated based on total TSLX equity post each event divided by total shares outstanding post each event, less net asset value per share pre-event. Based on Q2 2015 weighted shares outstanding

? TSLX (NYSE) 38

Liquidity Management

Cash and Cash Equivalents

Unrestricted cash totaled $2.8 million as of June 30, 2015. Cash held at quarter-end was primarily attributable to amortization and interest payments. Restricted cash related to our SPV Asset Facility and interest rate swaps totaled $12.8 million

SPV Asset Facility Revolving Credit Facility Convertible Notes

$781 million; uncommitted accordion feature can

Size: N/A Size: $115 million increase total size to $956 million²

Revolving Period: N/A October 17, 2018 Maturity: December 15, 2019

Maturity Date: January 21, 2021 October 17, 2019 Coupon: 4.50%

Interest Rate: LIBOR + 235 LIBOR + 200 Interest Rate Swap Pricing(1): LIBOR + 286

Undrawn Fee: N/A 0.375% Conversion Price: $25.83

(As of June 30, 2015) Drawn Undrawn (Dollar amounts in millions)

$461

$0

$0 $320 $125 $115

SPV Asset Facility Revolving Credit Facility Convertible Notes

(1) In connection with the offering of the convertible senior notes, the Company entered into interest rate swaps to continue to align the interest rates of our liabilities with our investment portfolio, which consists of predominately floating rate loans. As a result of the swaps, our effective interest rate on the convertible senior notes was three-month LIBOR plus 286 basis points, which reflects the June 30, 3015 terms (2) On October 2, 2015, the Company amended the Revolving Credit Facility, which, among other things, increased total commitments to the facility to $821 million and increased the size of the accordion feature, which would allow the Company, under certain circumstances, to increase the total size of the facility to a maximum of $1.25 billion.

? TSLX (NYSE) 39

TSLX Funding Profile

Stable Funding Profile

FLOATING RATE PORTFOLIO


Fixed Rate
4%
Floating
Rate
96%

FLOATING RATE DEBT


Floating
Rate
100%(1)

PORTFOLIO FUNDING PROFILE

INVESTMENTS FUNDED WITH DEBT


Equity
Funded
56%
Debt
Funded
44%
Unfunded*
9%
3-4 Years
21%
<2 years
12%
2-3 Years
58%

REMAINING DURATION OF DEBT


Convertible
Notes
4-5
Years
11%
SPV Asset
Facility
5-6
Years
16%
Revolving
Credit
Facility
4-5 Years
73%

Weighted average remaining life of investments funded by debt of ~2.7 years[2]

Weighted average remaining maturity date of debt of ~4.5 years[3]

(1) *Convertible debt treated as floating rate due to interest rate swap TSLX entered into to swap fixed notes payments for floating rate payments*

(2) *Weighted by amortized cost of debt investments. Investments are financed by debt and permanent equity capital. This analysis assumes longer-dated investments are currently funded by permanent equity capital (56% of investments) and the remaining (shorter-dated) investments (44% of investments) are currently funded by debt financing. Investments for purposes of this analysis include unfunded commitments*

(3) *Weighted by gross commitment amount*

* *Includes unfunded commitments of $60.4mm*

TSLX is match funded from an interest rate and duration perspective

TSLX (NYSE)
40

Appendix B: Reconciliation to GAAP

Reconciliation of Certain Non-GAAP Financial Measures (1/2)

- Total economics of your investment, as set forth in this presentation, may be considered a non-GAAP financial measure. TSLX provides this information to stockholders because TSLX believes it enhances stockholders' understanding of the relative costs stockholder bear in relation to the assets generated by operations of TSLX and TICC, respectively. Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information presented in compliance with GAAP, and non-GAAP financial measures as used by TSLX may not be comparable to similarly titled amounts used by other companies.

- Economic Profit = Increase in Net Assets Resulting from Operations + Total Shareholder Expenses

- The table below illustrates a reconciliation of the increase in net assets resulting from operations over the years TSLX and TICC (on the next page) had operations to the ratio of shareholder expenses to economic profit:

(In thousands)	2011	2012	2013	2014	2015 (through June 30)	Cumulative
Increase in Net Assets Resulting from Operations (GAAP)	$ 813	$ 39,595	$ 66,983	$ 85,050	$ 58,573	$ 251,014
Shareholder Expenses:						
Management fees (GAAP)[1]	$ 1,593	$ 8,892	$ 13,376	$ 18,296	$ 10,247	$ 52,404
Incentive fees (GAAP)	347	6,996	11,790	17,839	12,137	49,109
Professional fees (GAAP)	1,563	2,881	3,691	4,752	2,490	15,377
Directors' fees (GAAP)	245	287	285	342	187	1,346
Other general and administrative (GAAP)	773	1,564	2,434	3,858	2,427	11,056
Compensation expense (GAAP)	—	—	—	—	—	—
Total Shareholder Expenses	4,521	20,620	31,576	45,087	27,488	129,292
Economic Profit*						$ 380,306
Ratio of Total Shareholder Expenses to Economic Profit						34%

(1) Includes management fees waived by TSLX's investment advisor prior to TSLX's IPO in 2014, which totaled $7 in 2011, $3,704 in 2012, $7,135 in 2013 and $2,464 in 2014.

42

Reconciliation of Certain Non-GAAP Financial Measures (2/2)

2015 (through

(In thousands) 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 June 30) Cumulative Increase (Decrease) in Net Assets Resulting from Operations (GAAP) $ (578) $ 3,364 $ 16,304 $ 26,331 $ (11,649) $ (53,266) $ 35,182 $ 63,947 $ 14,209 $ 68,323 $ 58,945 $ (3,348) $ 30,856 $ 248,620

Shareholder

Expenses: (2)

Compensation expense

(GAAP) $ 27 $ 208 $ 725 $ 712 $ 898 $ 906 $ 971 $ 1,021 $ 1,091 $ 1,183 $ 1,648 $ 1,861 $ 876 $ 12,127 Investment advisory fees (GAAP) 259 2,774 4,346 6,240 7,462 7,001 4,070 5,044 7,317 11,223 19,096 21,150 10,319 106,301 Professional fees (GAAP)

30 587 1,102 1,060 1,010 1,626 1,306 1,034 1,191 1,874 1,996 2,150 1,512 16,478 General and administrati ve (GAAP) (3) 9 145 368 221 310 401 250 401 587 1,028 1,590 1,398 1,184 7,892

Directors’ Fees

(GAAP)

— 141 135 169 165 185 193 179 223 261 323 317 — 2,291

Total incentive fees (GAAP) $ 16, 26, (11,649 53,266) $ $ $ $ 58, (3, $

— — — — — — 52 1,404 3,350 10,969 5,388 1,731 (1,505) 21,389

Total Shareholder Expenses

325 3,855 6,676 8,402 9,845 10,119 6,842 9,083 13,759 26,538 30,041 28,607 12,386 166,478

Economic Profit*

$ 415,098

Ratio of Total Shareholder Expenses to

Economic Profit

40%

(2) TICC has recategorized and renamed certain line items in its statement of operations since it began reporting in 2003. From 2003 to 2008, incentive fees were included in

“Investment advisory fees.” For years after 2008, incentive fees have been reported separately. For the six months ended June 30, 2015, directors’ fees, which previously had been separately reported, were included in “General and administrative.” Prior to 2006, TICC reported the line “Compensation expense” as “Salaries and benefits.”

(3) Does not include “Insurance” or “Transfer agent and custodian fees” for periods prior to 2015. Prior to 2015, these expenses were included as separate line items on TICC’s statement of operations. For the six months ended June 30, 2015, these expenses were included in “General and administrative.”

43